Prospectus

Dated May 3, 1999

MML Series Investment Fund

This prospectus describes the following funds.

MML Equity Index Fund seeks investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.1

MML Small Cap Value Equity Fund seeks long-term growth of capital and income by investing primarily in small company stocks.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.


----------
1 "Standard & Poor's," "Standard & Poor's 500" and "S&P 500" are trademarks of The McGraw-Hill Companies and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies ("S&P"), or The McGraw Hill Companies, Inc. Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

Table Of Contents

Summary Information .........................................................  3
About the Funds
    MML Equity Index Fund ...................................................  4
    MML Small Cap Value Equity Fund .........................................  6
Summary of Principal Risks ..................................................  7
Principal Risks by Fund .....................................................  9
Fees and Expenses ........................................................... 10
About the Investment Adviser and Sub-Advisers
    Massachusetts Mutual Life Insurance Company ............................. 11
    David L. Babson and Company, Inc. ....................................... 11
    Mellon Equity Associates, LLP ........................................... 11
Adviser's Prior Performance
    Babson .................................................................. 12
Investing in the Funds
    Buying and Redeeming Shares ............................................. 14
    Determining Net Asset Value ............................................. 14
Distributions and Taxation .................................................. 15
Investment Performance ...................................................... 16
Financial Highlights ........................................................ 17
Appendix - Additional Investment Policies and Risk Considerations ........... 19

Summary Information

The MML Series Investment Fund provides a broad range of investment choices. The following summary identifies each Fund's investment objectives, principal investment strategies, and principal investment risks. A "Summary of Principal Risks" of investing in the Funds begins on page 7.

For each Fund in existence for more than one year, we have provided a bar chart showing how the investment returns of that Fund have varied in the past ten years, or in the years since the Fund began if it is less than ten years old. The table following each bar chart shows how that Fund's average annual returns for the last one, five and ten years (or, for newer Funds, for shorter periods) compares to returns of broad-based securities market indices.

MML Small Cap Value Equity Fund recently commenced operations and consequently cannot provide annual total return information. For this Fund, we have provided performance information based on a composite of portfolios managed with similar investment objectives by the investment sub-adviser, set forth in the section called "Adviser's Prior Performance."

Past performance is not necessarily an indication of future performance. It is possible to lose money on investments in the Funds.

About The Funds
MML Equity Index Fund

Investment Objective

The Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by Standard & Poor's 500 Composite Stock Price Index.

Principal Investment Strategies

The Fund seeks to duplicate the investment results of the Standard & Poor's 500 Composite Stock Price Index by investing primarily in the following securities:

o 500 selected common stocks that comprise the index, most of which are listed on the New York Stock Exchange

o    Standard & Poor's Depositary Receipts

o    stock index futures

Under normal circumstances, at least 80% of the Fund's total assets will be invested in these securities. The percentage of the Fund's assets invested in each stock in the index is approximately the same as the percentage it represents in the Index. There may be circumstances when the Fund is not invested in every stock included in the Index.

Principal Investment Risks

Among the principal risks of investing in the Fund are:

o    Market Risk,
o    Credit Risk,
o    Management Risk,
o    Derivatives Risk,
o    Foreign Investment Risk, and
o    Leveraging Risk

These risks, and others that may affect your investment in the Fund, are discussed in more detail in the Summary of Principal Risks following this section.

Past Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The bar chart shows you how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to a broad-based stock market index. The Fund's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable life contracts through which you invest. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

                         Average Annual Total Returns*
                    (for the period ending December 31, 1998)

--------------------------------------------------------------------------------
                                                  One           Since
                                                  Year        Inception
--------------------------------------------------------------------------------
MML Equity Index Fund                             28.22%         31.03%
--------------------------------------------------------------------------------
S&P 500**                                         28.58%         31.23%
--------------------------------------------------------------------------------

*    MML Equity Index Fund commenced operations on May 1, 1997.

** The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

MML Equity Index Fund
Annual Performance

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


                                         Total Average
                          Year           Annual Returns
                          ----           --------------
                          1998           28.22%


                        Best Quarter: Q   12/30/98    21.2%
                       Worst Quarter: Q   9/30/98   -10.13%

MML Small Cap Value Equity
Fund

Investment Objective

This Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

Principal Investment Strategies

The Fund invests primarily in stocks, securities convertible into stocks, and other securities such as warrants and stock rights, whose value is based on stock prices. The Fund generally invests in publicly traded stocks of companies with a market capitalization, at the time of purchase, of $750 million or less.

Principal Investment Risks

Among the principal risks of investing in the Fund are:

o   Market Risk,
o   Small Company Risk,
o   Credit Risk,
o   Management Risk,
o   Liquidity Risk,
o   Derivatives Risk,
o   Foreign Investment Risk, and
o   Leveraging Risk

These risks, and others that may affect your investment in the Fund, are discussed in more detail in the Summary of Principal Risks following this section.

Past Performance

This Fund commenced operations on June 1, 1998, and therefore cannot provide annual total return information. Performance information for the Fund's sub-adviser, David L. Babson and Company, Inc., is provided in the "Adviser's Prior Performance" section of this Prospectus.

Summary Of Principal Risks

The value of your investment in a Fund changes with the values of the investments in a Fund's portfolio. Many factors can affect those values. Factors that may affect a particular Fund's portfolio as a whole are called "principal risks." They are summarized in this section. The chart at the end of this section displays similar information. All Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time. Investments mentioned in this summary and described in greater detail under "Additional Investment Policies and Risk Considerations" appear in bold type. This section also includes more information about the Funds, their investments and the related risks. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. You could make money in these Funds, but you also have the potential to lose money.

     Market Risk. All the Funds are subject to market risk, which is the general risk of unfavorable market-induced changes in the value of a security. In the case of stocks and other equity securities, market risk is the result of a number of factors, including general economic and market conditions, prospects of the securities' issuer, changing interest rates, and real or perceived economic and competitive industry conditions.

     MML Small Cap Value Fund maintains substantial exposure to equities and do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or even extended periods subjects these Funds to unpredictable declines in the value of their shares, as well as periods of poor performance. Market risk also includes more specific risks affecting the issuer, such as management performance, financial leverage, industry problems and reduced demand for the issuer's goods or services.

o Smaller Company Risk. Market risk and liquidity risk are particularly pronounced for stocks of companies with relatively small market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. MML Small Cap Value Equity Fund generally has the greatest exposure to this risk.

o Credit Risk. All of the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract or securities loan, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. There are varying degrees of credit risk, which are often reflected in credit ratings.

o Management Risk. Each Fund is subject to management risk because it is an actively managed investment portfolio. Management risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives. The Funds' investment advisers manage the Funds according to the traditional methods of active investment management, that is, by buying and selling of securities based upon economic, financial and market analysis and investment judgment. The Funds' investment advisers apply their investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee they will produce the desired result.

o Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling these illiquid securities at an advantageous price. Investments in derivatives, foreign securities, private placements and securities with small market capitalization and substantial market and/or credit risk tend to have greater liquidity risk.

o Derivatives Risk. All Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Funds will sometimes use derivatives as part of a strategy designed to reduce other risks and sometimes will use derivatives for leverage, which increases opportunities for gain but also involves greater risk. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices. In addition, a Fund's use of derivatives may affect the timing and amount of taxes payable by shareholders.

o Foreign Investment Risk. Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Adverse developments in certain regions, such as Southeast Asia, can also adversely affect securities of other countries whose economies appear to be unrelated.

     Because the Standard & Poor's 500 Composite Stock Price Index includes the stocks of some foreign issuers, MML Equity Index Fund may also invest in these foreign securities, subjecting this Fund to foreign investment risk.

o Currency Risk. Currency risk is caused by uncertainty in foreign currency exchange rates. Fluctuations in the value of the U.S. dollar relative to foreign currencies may enhance or diminish returns a U.S. investor would receive on foreign investments. The Funds may, but will not necessarily, engage in foreign currency transactions in order to protect the value of portfolio holdings denominated in particular currencies against fluctuations in value. There is a risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.

o Leveraging Risk. When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. All of the Funds may take on leveraging risk by investing collateral from securities loans, by using derivatives and by borrowing money to repurchase shares or to meet redemption requests.

Principal Risks by Fund

The following chart summarizes the Principal Risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.



                                 Market    Smaller     Credit  Management Liquidity  Derivative    Foreign      Currency  Leveraging
Fund                              Risk   Company Risk   Risk     Risk       Risk        Risk    Investment Risk   Risk       Risk
MML Equity Index Fund               X                    X        X                      X            X                        X
MML Small Cap Value Equity Fund     X         X          X        X          X           X            X             X          X

Fees and Expenses

As an investor, you pay certain fees and expenses in connection with your investment. These fees and expenses will vary depending on the Fund in which you invest. The fee tables shown below are meant to assist you in understanding these fees and expenses. Annual Fund Operating Expenses refer to the costs of operating the Funds. These costs are deducted from a Fund's assets, which means you pay them indirectly.

This table describes the fees and expenses you may pay if you invest in the Funds.

                                                                    MML
                                            MML                  Small Cap
                                           Equity                  Value
                                           Index                  Equity
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from
Fund assets)
% of average daily net assets               0.1992%                0.6179%
Management Fees                             0.3996%                0.6715%
Other Expenses                                 --                 -0.507%*

Total                                       0.4965%                0.7815%
--------------------------------------------------------------------------------

* MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of
 .11% of the average daily net asset values through April 30, 2000 for MML Small Cap Value Equity Fund. Such agreement cannot be terminated unilaterally by MassMutual.

EXAMPLES. These examples are intended to help you compare the cost of investing in MML Series Investment Fund with the cost of investing in other mutual funds. The examples assume you invest $10,000 in the shares of the Funds for the time periods indicated, that your investment earns a 5% return each year and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                    MML
                                            MML                  Small Cap
                                           Equity                  Value
                                           Index                  Equity
--------------------------------------------------------------------------------
1 Year                                      $62.86                 $82.06
3 Years                                    $196.95                $369.00
5 Years                                    $343.02                $677.57
10 Years                                   $767.87              $1,552.99
--------------------------------------------------------------------------------

Since the Funds do not impose any shareholder fees, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

About The Investment Adviser and
Sub-Advisers

MassMutual is the Funds' investment manager and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad portfolio of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. MassMutual, together with its subsidiaries, has assets in excess of $67 billion and assets under management in excess of $176 billion. MassMutual uses its subsidiary, David L. Babson and Company, Inc., to help manage certain Funds.

In 1998, each Fund paid MassMutual an investment management fee based on a percentage of its average daily net assets as follows: MML Equity Index Fund,
 .40%; MML Small Cap Value Equity Fund, .39%.

     David L. Babson and Company, Inc. ("Babson") manages the investments of MML Small Cap Value Fund. Babson has provided investment advice to individual and institutional investors for more than 50 years and manages more than $19 billion.

     George M. Ulrich is the person principally responsible for the day-to-day management of MML Small Cap Value Equity Fund. He has managed the Fund since its inception and has 32 years of investment experience. He joined Babson in 1996 and has been associated with the MassMutual organization as a portfolio manager since 1983.

     Mellon Equity Associates, LLP ("Mellon Equity") serves as MML Equity Index Fund's investment sub-adviser, providing day-to-day management of the Fund's investments. Mellon Equity is a Pennsylvania business trust founded in 1987 whose beneficial owners are Mellon Bank N.A. and MMIP, Inc. (a wholly owned subsidiary of Mellon Bank Corporation ("Mellon Bank")). Mellon Equity is a registered investment adviser. As of December 31, 1998, Mellon Equity had approximately $9 billion assets under management, and serves as the investment adviser or sub-adviser of 18 other investment companies.

Adviser's Prior Performance

Babson

Babson serves as the investment manager of other accounts that have investment objectives, policies and strategies that are substantially similar to those of MML Small Cap Value Equity Fund (collectively, the "Small Cap Value Accounts"). The performance information shown below is based on a composite of the Small Cap Value Accounts and has been adjusted to give effect to the estimated fees and expenses (without giving effect to any expense waivers or reimbursements) of the Fund during its first year of operation.

The performance information shown below has not been adjusted to give effect to charges imposed by the separate investment accounts that invest in the Fund, which, if included, would decrease the performance figures shown. The performance of the Small Cap Value Accounts composite has been calculated in accordance with standards established by the Association for Investment Management and Research.

The performance represents total return, which includes capital appreciation and income. During the entire ten year period ended December 31, 1998, George M. Ulrich, the individual responsible for the day-to-day portfolio management of the Fund, has been the portfolio manager of the Small Cap Value Accounts. Unlike the Fund, the Small Cap Value Accounts include accounts that were not registered under the 1940 Act and therefore were not subject to certain investment restrictions imposed by the 1940 Act. In addition, the Small Cap Value Accounts include accounts that were not subject to Subchapter M of the Internal Revenue Code (the "Code"), which imposes certain limitations on the investment operations of the Fund. If the Small Cap Value Accounts had all been registered under the 1940 Act, and subject to Subchapter M of the Code, their performance might have been adversely affected. The Fund's expenses, timing of purchases and sales of portfolio securities, availability of cash flows, and brokerage commissions are all additional reasons that the performance results of the Fund may vary from that of the Small Cap Value Accounts.

The following table also shows the average annual total return of the Russell 2000 Index(R) for the same periods.

The quoted performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund.

                            Composite Performance of
                            Small Cap Value Accounts

--------------------------------------------------------------------------------
                 1 Yr. Period     3 Yr. Period     5 Yr. Period    10 Yr. Period
                     Ended            Ended           Ended            Ended
                   12/31/98         12/31/98         12/31/98         12/31/98
--------------------------------------------------------------------------------
Small Cap
Value
Accounts             -8.93%           15.18%          11.91%            13.08%
--------------------------------------------------------------------------------
Russell 2000
Index*               -2.55%           11.58%          11.87%            12.92%
--------------------------------------------------------------------------------

* The Russell 2000 Index(R) is a widely recognized unmanaged index consisting of 2,000 small capitalization common stocks.

               Composite Performance of Small Cap Value Accounts

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


                    Years         Average Annual Total Returns
                    -----         ----------------------------
                    1989                     18.61%
                    1990                     -5.46%
                    1991                     29.21%
                    1992                     17.45%
                    1993                     14.46%
                    1994                     -4.31%
                    1995                     20.07%
                    1996                     22.93%
                    1997                     36.48%
                    1998                     -8.93%

                         Best Quarter: Q  6/30/97 18.65%
                        Worst Quarter: Q  9/30/98 -19.08

Set forth below is the composite annual performance and average annual total returns for the Small Cap Value Accounts, without considering investment management, administrative or custody fees.

     1989           1990           1991           1992           1993
     ----           ----           ----           ----           ----
    19.27%         -4.91%         29.87%         17.87%         14.89%

     1994           1995           1996           1997           1998
     ----           ----           ----           ----           ----
     -3.9%         20.63%         23.67%         37.35%          -8.3%

   One Year      Three Year     Five Year      Ten Year
   --------      ----------     ---------      --------
     -8.3%         20.63%         14.89%         19.27%

Investing In The Funds

Buying and Redeeming Shares

MML Series Investment Fund provides an investment vehicle for the separate investment accounts of variable life and variable annuity contracts offered by companies such as MassMutual. Shares of MML Series Investment Fund are not offered to the general public.

The shares of each Fund are sold at their net asset value (NAV) as next computed after receipt of the purchase order, without the deduction of any selling commission or "sales load." The Funds' generally determine their NAV at 4:00 p.m. Eastern time every day the New York Stock Exchange is open. Your purchase order will be priced at the next net asset value calculated after your order is accepted by the Funds. The Funds will suspend selling their shares during any period when the determination of NAV is suspended.

The Funds redeem their shares at their next NAV computed after the Funds' transfer agent receives your redemption request. You will usually receive payment for your shares within 7 days after the transfer agent receives your written redemption request. The Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

The redemption price may be paid in cash or wholly or partly in kind if the Funds' determine that such payment is advisable in the interest of the remaining shareholders. In making such payment wholly or partly in kind, a Fund will, as far as may be practicable, deliver securities or property which approximate the diversification of its entire assets at the time. No fee is charged on redemption.

Determining Net Asset Value

The Funds generally determine their NAV's at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open.

The Funds generally value portfolio securities based on market value. For example, equity securities and long-term bonds are valued on the basis of valuations provided by one or more pricing services approved by the Funds' Board of Trustees. Short-term securities with more than 60 days to maturity from the date of purchase are valued at fair market value. Money market securities with a maturity of 60 days or less are generally valued at their amortized cost.

Distributions and Taxation

Distributions

The declaration and distribution policies specific to each Fund are outlined below.

o MML Equity Index and MML Small Cap Value Equity Funds. Distributions, if any, are declared and paid annually. Distributions may be taken either in cash or in additional shares of the respective Funds at net asset value on the first business day after the record date for the distribution, at the option of the shareholder.

Taxation

Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, none of the Funds will be subject to federal income tax on any net income or any capital gains to the extent they are distributed or are deemed to have been distributed to shareholders.

Generally, owners of variable life and variable annuity contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 years may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Funds in which these accounts invest, must meet certain diversification requirements. Each Fund intends to comply with these requirements. If a Fund does not meet these requirements, income from the contracts would be taxable currently to the holders of such contracts.

A Fund's investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

Please refer to the Statement of Additional Information for more information regarding the tax treatment of the Funds. Please refer to the prospectuses of the separate accounts with interests in the Funds for a discussion of the tax consequences of variable annuity and variable life contracts.

Investment Performance

From time to time, each of the Funds may advertise investment performance figures. These figures are based on historical earnings and should not be used to predict the future performance of a Fund.

Yields and total returns shown for the Funds are net of the Funds' operating expenses, but do not take into account charges and expenses attributable to the variable annuity or variable life insurance contracts through which you invest. These expenses reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Funds and when comparing the yields and returns of the Funds with those of other mutual funds.

MML Equity Index Fund and MML Small Cap Value Equity Fund may quote yield. The yield for each of these Funds refers to the net investment income earned by the Fund over a 30-day period (which period will be stated in the advertisement). This income is then assumed to be earned for a full year and to be reinvested each month for six months. The resulting semiannual yield is doubled.

Each of the Funds may advertise its total return and its holding period return for various periods of time. Total return is calculated by determining the average annual compounded rate of return that an investment in the Fund earned over a specified period, assuming reinvestment of all distributions. Holding period return refers to the percentage change in the value of an investment in a Fund over a period of time assuming reinvestment of all distributions. Total return and holding period return differ from yield. The return figures include capital changes in an investment while yield measures the rate of net income generated by a Fund. The difference between total return and holding period return is that total return is an average annual figure while holding period return is an aggregate figure for the entire period.

For more information about the investment performance of the Funds, see the Statement of Additional Information.

Financial Highlights

The financial highlights table is intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Annual Report, which is available on request.

Selected per share data for each series share outstanding throughout each year ended December 31:


                             MML EQUITY INDEX FUND

                                                                           For the Period
                                                                             May 1, 1997
                                                                          (Commencement of
                                                   For the year Ended    Operations) through
                                                   December 31, 1998     December 31, 1997*
                                                   -----------------     ------------------
Net asset value:
 Beginning of period                                    $12.080               $10.000
                                                        -------               -------
Income from investment operations:
Net investment income                                     0.128                 0.092
Net realized and unrealized gain on investments           3.284                 2.101
                                                        -------               -------
Total from investment operations                          3.412                 2.193
                                                        -------               -------
Less distributions:
Dividends from net investment income                     (0.128)               (0.092)
Distributions from net realized gains                    (0.104)               (0.021)
                                                        -------               -------
Total distributions                                      (0.232)               (0.113)
                                                        -------               -------
Net asset value:
 End of year                                            $15.260               $12.080
                                                        =======               =======

Total return***                                          28.22%                21.39%**
Net assets (in millions):                               $36.07                $24.20
Ratio of operating expenses to average net assets:
 Before expense waiver                                    0.60%                 0.43%**
 After expense waiver                                     0.50%                   --
Ratio of net investment income to average net assets:
 Before expense waiver                                    0.91%                 0.80%**
 After expense waiver                                     1.01%                   --
Portfolio turnover rate                                   5.19%                 2.00%

*    The Fund commenced operations on May 1, 1997.
**   Percentages represent results for the period and are not annualized.
*** Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for the period shown.

                        MML SMALL CAP VALUE EQUITY FUND

Net asset value:
 Beginning of period                                             $10.000
                                                                 -------

Income from investment operations:
Net investment income                                              0.029
Net realized and unrealized loss on investments                   (1.506)
                                                                 -------
Total from investment operations                                  (1.477)
                                                                 -------
Less distributions:
Dividends from net investment income                              (0.030)
                                                                 -------
Total distributions                                               (0.030)
                                                                 -------
Net asset value:
 End of year                                                     $ 8.493
                                                                 =======

Total return**                                                   (14.77%)
Net assets (in millions):                                        $10.44
Ratio of expenses to average net assets:
 Before expense waiver                                             0.85%*
 After expense waiver                                              0.44%*
Ratio of net investment income to average net assets:
 Before expense waiver                                             0.81%*
 After expense waiver                                              0.42%*
Portfolio turnover rate                                           23.40%*

*    Percentages represent results for the period and are not annualized.
** Total return shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for the period shown.

Appendix

ADDITIONAL INVESTMENT POLICIES AND RISK CONSIDERATIONS

The Funds may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices may be changed by the Board of Trustees without the consent of shareholders. Some of the more significant practices and some associated risks are discussed below.

Year 2000 Issue

Like other businesses and governments around the world, the Funds could be adversely affected if the computer systems used by the Funds' service providers and those with which they do business do not properly recognize the year 2000. This is commonly known as the "Year 2000 Issue." In 1996, MassMutual began an enterprise-wide process of identifying, evaluating and implementing changes to its computer systems to address the Year 2000 Issue. MassMutual is addressing the Year 2000 Issue internally with modifications to existing programs and conversions to new programs. MassMutual has advised the Funds that the Year 2000 Issue is one of MassMutual's highest business operational priorities. MassMutual is also seeking assurances from the Funds' other service providers, including sub-advisers to the Funds, and others with which MassMutual and the Funds conduct business to identify and resolve Year 2000 issues. In addition, because the Year 2000 issue affects virtually all organizations, the companies in which the Funds invest could be adversely impacted by the Year 2000 Issue. The extent of such impact cannot be predicted.

Derivatives Transactions

Although each Fund is authorized to engage in transactions involving derivatives, as more fully described in the Statement of Additional Information, the Funds' use of derivatives, other than forward contracts, is minimal.

The Funds may use derivatives to attempt to:

o protect against possible declines in the market value of a Fund's portfolio resulting from downward trends in relevant markets (for example, in the debt securities markets generally due to increasing interest rates);

o    facilitate selling securities for investment reasons;

o protect a Fund's unrealized gains or limit unrealized losses in the value of its securities;

o establish a position in the relevant securities markets as a temporary substitute for purchasing or selling particular securities;

o manage the effective maturity or duration of fixed-income securities in a Fund's portfolio; or

o manage its exposure to changing security prices (collectively, "Derivatives Transactions").

MML Series Investment Fund has no present intent to enter into derivatives transactions with regard to MML Small Cap Value Equity Fund. The Funds will not use derivatives for speculative purposes.

MML Equity Index Fund may buy or sell stock index futures and other similar instruments, as more fully discussed in the Statement of Additional Information. MML Equity Index Fund may purchase stock index futures in anticipation of taking a market position when, in the opinion of Mellon Equity, available cash balances do not permit an economically efficient trade in the cash market. The Fund also may sell stock index futures to terminate existing positions it may have as a result of its purchases of stock index futures. Investments in stock index futures typically require greater available cash balances than do investments in Standard & Poor's Depositary Receipts.

Although MML Equity Index Fund will not be a commodity pool, derivatives subject this Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in certain derivatives. The Fund may invest in stock index futures contracts for hedging purposes without limit. However, MML Equity Index Fund may not invest in such contracts for other purposes if the sum of the amount of initial margin deposits, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized gains and unrealized losses on such contracts.

Standard & Poor's Depositary Receipts

MML Equity Index Fund may invest in Standard & Poor's Depositary Receipts when, in the opinion of Mellon Equity, available cash balances would not otherwise allow the Fund to invest such cash balances in a manner that adequately corresponds to the Index. Investments in these depositary receipts typically require less available cash balances than do investments in stock index futures.

These depositary receipts represent an interest in the portfolio of S&P 500 stocks held by a unit investment trust. They trade on the American Stock Exchange and may be bought and sold like common stock at any time during the trading day. Holders of the depositary receipts are entitled to receive dividends that accrue to stocks held by the unit investment trust, less trust expenses. An investment in these depositary receipts is intended to provide investment results that generally correspond to the price and yield performance of the Index.

Forward Contracts or "When Issued"
Securities

Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis ("forward contracts"). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities purchased or sold are subject to market fluctuations, and no interest accrues to the purchaser during this period. At the time of delivery, the securities may be worth more or less than the purchase or sale price.

There can be no assurance that the use of forward contracts or other derivatives by any of the Funds will assist it in achieving its investment objectives. Risks inherent in the use of derivatives include:

o the risk that interest rates and securities prices will not move in the direction anticipated;

o imperfect correlation between the prices of forward contracts and the prices of the securities being hedged;

o the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and

o the fact that forward contracts involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This is in addition to the risk of decline of the Fund's other assets.

A Fund will not enter into a forward contract if, as a result, more than 25% of the Fund's total assets would be in one or more segregated accounts covering forward contracts.

Portfolio Management

The Advisers intend to use trading as a means of managing the portfolios of the Funds in seeking to achieve their investment objectives. The Advisers, on behalf of the Funds, will engage in trading when it believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential.

Whether the goals discussed above will be achieved through trading depends on the Advisers' ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from these trends. Such trading places an added burden on the Advisers' ability to obtain relevant information, evaluate it properly and take advantage of their evaluations by completing transactions on a favorable basis. The Advisers' evaluations and expectations prove to be incorrect, a Fund's income or capital appreciation may be reduced and its capital losses may be increased. Portfolio trading involves transaction costs, but, as explained above, will be engaged in when the Advisers believe the result of trading, net of transaction costs, will benefit the Funds.

Restricted And Illiquid Securities

None of the Funds currently expect to invest in restricted or illiquid securities. However, each Fund may invest not more than 15% of its net assets in illiquid securities. These policies do not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, provided such securities are determined to be liquid by Funds' Board of Trustees, or by the Advisers, pursuant to Board-approved guidelines. If there is a lack of trading interest in particular Rule 144A securities, a Fund's holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value.

Securities Lending

MML Equity Index Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current value. Lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially. Loans will be made only to borrowers deemed by the Advisers to be of good standing.

Cash Positions

Each Fund may hold cash or cash equivalents to provide for liquidity (e.g., expenses and anticipated redemption payments) so that an orderly investment program may be carried out in accordance with the Fund's investment policies. To provide liquidity or for temporary defensive purposes, each Fund may invest any portion of its assets in investment grade debt securities. Taking this type of temporary defensive position may affect a Fund's ability to achieve its investment objective.

Money Market Instruments

All Funds, including MML Equity Index Fund, may invest in money market instruments when they have cash reserves. These investments consist of U.S. government securities, time deposits, certificates of deposit, bankers' acceptances, high-grade commercial paper, and repurchase agreements. The Statement of Additional Information describes these instruments more fully.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers. These include the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities entail certain risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. A Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for a Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Industry Concentration

As a general rule, MML Small Cap Value Equity Fund will not acquire securities of issuers in any one industry (as determined by the Board of Trustees) if as a result more than 25% of the value of the total assets of the Fund would be invested in such industry.

Industry Diversification

MML Equity Index Fund is classified as non-diversified, which means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (the "1940 Act"). A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, some of which may be within the same economic sector, the Fund's portfolio may be more sensitive to the changes in market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. government securities.

                           MML SERIES INVESTMENT FUND
                               1295 State Street
                     Springfield, Massachusetts 01111-0001


Learning More About the Funds

You can learn more about the Funds by reading the Funds' Annual and Semiannual Reports and the Statement of Additional Information (SAI). This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund's performance during the period covered by the report and a listing of portfolio securities. The SAI will provide you more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MML Series Investment Fund: You may request information about the Funds (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-800-767-1000, ext. 8480 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention Shareholder Services, F471.

From the SEC: You may review information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, D.C. (call 1-800-SEC-0330 for information regarding the operation of the SEC's public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Alternatively, if you have access to the Internet, you may obtain information about the Funds from the SEC's Internet site at http://www.sec.gov. When obtaining information about the Funds from the SEC, you may find it useful to reference the Funds' SEC file number: 811-2224.

                                   MML SERIES
                                INVESTMENT FUND
                               1295 State Street
                        Springfield, Massachusetts 01111

                               INVESTMENT MANAGER

                  Massachusetts Mutual Life Insurance Company
                               1295 State Street
                        Springfield, Massachusetts 01111

                            INVESTMENT SUB-ADVISERS

                   David L. Babson and Company, Incorporated
                               One Memorial Drive
                         Cambridge, Massachusetts 02142

                         Mellon Equity Associates, LLP
                          500 Grant Street Suite 3700
                         Pittsburgh, Pennsylvania 15258

                            INDEPENDENT ACCOUNTANTS

                           PricewaterhouseCoopers LLP
                       2300 Tower Square 1500 Main Street
                        Springfield, Massachusetts 01101

                                   CUSTODIANS

                                 Citibank, N.A.
                                111 Wall Street
                               New York, New York

                     Boston Safe Deposit and Trust Company
                                One Boston Place
                          Boston, Massachusetts 02108

                             PRINCIPAL UNDERWRITER

                             MML Distributors, LLC
                                1414 Main Street
                        Springfield, Massachusetts 01144

                                 CO-UNDERWRITER

                          MML Investors Services, Inc.
                                1414 Main Street
                             Springfield, MA 01144

                                 LEGAL COUNSEL

                                  Ropes & Gray
                            One International Place
                          Boston, Massachusetts 02110


24